UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-03835

Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/12 is included with this Form.

■ Value Line Centurion Fund, Inc.	Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager

Objective:
Long-term growth
of capital

Inception Date:
November 15, 1983

Net Assets at
December 31, 2012:
$133,026,711

Portfolio
Composition at
December 31, 2012:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)

The Value Line Centurion Fund, Inc. (the “Fund”) earned a total return of 15.29% for the year ending December 31, 2012, after fees and expenses. That compared with a total return of 16.00% for the benchmark index, the Standard & Poor’s 500. The Fund benefited from good stock selection in the Materials and Information Technology sectors, as well as from an underweighting in the weak Energy sector. Offsetting this was a partial rebound in the depressed Financial Services sector, where the Fund remains underweighted, plus laggard holdings in the Consumer Discretionary sector.

It has now been over three years since we repositioned the Fund for improved performance. We are gratified by the results. Lipper Inc., the independent fund analysis service, reports that the Fund outperformed 99% of its peers in the Multi-Cap Growth Fund category for the three-year period ended December 31, 2012. In that period, the Fund earned an average annual total return of 15.10%, after fees and expenses. That compared with average annual total returns of 10.87% for the S&P 500 and 10.05% for the Multi-Cap Growth Fund peer group. The 2009 repositioning included a broadening of the Fund’s stock selection universe to encompass the 1,200 or so stocks in the top three Ranks of the Value Line Timeliness Ranking System. This has allowed greater diversification of the portfolio, which reduces exposure to any single economic sector. It has also resulted in decreased turnover of portfolio holdings, which lowers trading expenses. At the same time, we handed the reins to our senior portfolio manager who has demonstrated widely recognized success managing other equity portfolios in our fund family for over twenty years, including Value Line Strategic Asset Management Trust.

The Fund’s expanded stock selection criteria allow us to implement our disciplined investment strategy to full advantage. We invest in proven winners—those companies that have established five- to ten-year records of superior relative earnings growth and stock price growth. This is truly a portfolio of growth stocks. We also look for companies demonstrating strong short-term, quarter-to-quarter, relative earnings momentum and stock price momentum. If a holding later falters on these measures, we do not hesitate to replace it with a stock showing superior strength.

The Fund invests in companies of all sizes. Its approximately 150 holdings are well-diversified in that respect, comprised of about 40% large-capitalization companies, 40% mid-cap and 20% small-cap. In addition, the portfolio is widely diversified across many industries. Only about 15% of assets are invested in the Fund’s top ten holdings.

We will maintain our time-tested investment discipline. Thank you for investing with us.

Top Ten Holdings (As of 12/31/2012) (Unaudited)
Percentage of
Company	Total Net Assets
AutoZone, Inc.	1.87%
Edwards Lifesciences Corp.	1.79%
TJX Companies, Inc. (The)	1.64%
Rollins, Inc.	1.54%
Yum! Brands, Inc.	1.49%
Express Scripts Holding Co.	1.43%
Panara Bread Co. Class A	1.43%
NewMarket Corp.	1.42%
FMC Corp.	1.36%
Church & Dwight Co., Inc.	1.32%

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

VALUE LINE CENTURION FUND, INC.	1

■ Value Line Centurion Fund, Inc.	Annual Report
To Contractowners

Sector Weightings vs. Index (As of 12/31/2012) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2012) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	15.29%	15.10%	(2.99)%	4.59%	7.98%
S&P 500 Index	16.00%	10.87%	1.66%	7.10%	10.35%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500 Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

2	VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.	Annual Report
To Contractowners

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2012 and held for six months ended December 31, 2012.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,060.03	$4.77	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.51	$4.67	0.92%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.	3

¢	Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2012
Shares		Value
Common Stocks — 97.8%

Consumer Discretionary — 18.0%
7,000	AutoZone, Inc. *	$2,481,010
11,100	BorgWarner, Inc. *	794,982
24,800	Brinker International, Inc.	768,552
12,500	Buckle, Inc. (The) (1)	558,000
9,300	Buffalo Wild Wings, Inc. *	677,226
1,900	Chipotle Mexican Grill, Inc. *	565,174
11,400	Coach, Inc.	632,814
20,400	Darden Restaurants, Inc.	919,428
12,400	Deckers Outdoor Corp. *(1)	499,348
11,200	Dick’s Sporting Goods, Inc.	509,488
13,000	Domino’s Pizza, Inc.	566,150
2,100	Fossil, Inc. *	195,510
9,000	Genuine Parts Co.	572,220
14,000	Gildan Activewear, Inc.	512,120
6,000	Johnson Controls, Inc.	184,200
40,200	LKQ Corp. *	848,220
17,600	McDonald’s Corp.	1,552,496
15,200	NIKE, Inc. Class B	784,320
3,000	O’Reilly Automotive, Inc. *	268,260
12,000	Panera Bread Co. Class A *	1,905,960
11,500	Penn National Gaming, Inc. *	564,765
10,000	Starbucks Corp.	536,200
51,400	TJX Companies, Inc. (The)	2,181,930
5,600	Ulta Salon, Cosmetics & Fragrance, Inc.	550,256
6,400	Under Armour, Inc. Class A *	310,592
4,600	VF Corp.	694,462
4,000	Warnaco Group, Inc. (The) *	286,280
9,300	Wolverine World Wide, Inc. (1)	381,114
5,400	Wynn Resorts Ltd.	607,446
29,800	Yum! Brands, Inc.	1,978,720
		23,887,243
Consumer Staples — 10.4%
3,300	Boston Beer Co., Inc. (The) Class A *(1)	443,685
5,800	British American Tobacco PLC ADR	587,250
9,500	Bunge Ltd.	690,555
14,000	Casey’s General Stores, Inc.	743,400
32,800	Church & Dwight Co., Inc.	1,757,096
8,500	Costco Wholesale Corp.	839,545
8,900	Energizer Holdings, Inc.	711,822
34,000	Flowers Foods, Inc.	791,180
26,000	General Mills, Inc.	1,050,660
8,600	Green Mountain Coffee Roasters, Inc. *(1)	355,696
9,000	Harris Teeter Supermarkets, Inc.	347,040
6,200	Herbalife Ltd. (1)	204,228
41,000	Hormel Foods Corp.	1,279,610
12,800	Ingredion, Inc.	824,704
21,500	J&J Snack Foods Corp.	1,374,710
11,000	PepsiCo, Inc.	752,730
9,000	Reynolds American, Inc.	372,870
7,000	Whole Foods Market, Inc.	639,310
		13,766,091
Energy — 1.4%
2,500	Core Laboratories N.V.	273,275
16,700	Enbridge, Inc.	723,444
8,000	Noble Energy, Inc.	813,920
		1,810,639

Shares		Value
Financials — 5.3%
10,000	Affiliated Managers Group, Inc. *	$1,301,500
22,800	AFLAC, Inc.	1,211,136
10,500	American Tower Corp. REIT	811,335
2,600	Axis Capital Holdings Ltd.	90,064
6,000	Bank of Montreal	367,800
3,200	BlackRock, Inc.	661,472
3,100	Camden Property Trust REIT	211,451
5,800	M&T Bank Corp.	571,126
10,200	Royal Bank of Canada	615,060
13,400	Stifel Financial Corp. *	428,398
12,600	T. Rowe Price Group, Inc.	820,638
		7,089,980
Health Care — 14.4%
15,000	Alexion Pharmaceuticals, Inc. *	1,407,150
11,600	Allergan, Inc.	1,064,068
7,000	C.R. Bard, Inc.	684,180
17,174	Catamaran Corp. *	809,067
14,000	Cerner Corp. *	1,086,960
19,700	Computer Programs & Systems, Inc.	991,698
4,800	DaVita, Inc. *	530,544
4,000	DENTSPLY International, Inc.	158,440
26,400	Edwards Lifesciences Corp. *	2,380,488
8,100	Endo Health Solutions, Inc. *	212,787
35,340	Express Scripts Holding Co. *	1,908,360
15,300	Henry Schein, Inc. *	1,231,038
7,300	IDEXX Laboratories, Inc. *	677,440
1,200	Intuitive Surgical, Inc. *	588,444
8,900	Mednax, Inc. *	707,728
5,700	Mettler-Toledo International, Inc. *	1,101,810
10,700	Novo Nordisk A/S ADR	1,746,347
11,400	Owens & Minor, Inc.	325,014
18,000	Teva Pharmaceutical Industries Ltd. ADR	672,120
12,000	Thermo Fisher Scientific, Inc.	765,360
6,000	Volcano Corp. *	141,660
		19,190,703
Industrials — 23.5%
1,200	Acuity Brands, Inc.	81,276
45,000	AMETEK, Inc.	1,690,650
7,800	C.H. Robinson Worldwide, Inc.	493,116
12,000	Canadian National Railway Co.	1,092,120
1,000	Canadian Pacific Railway Ltd. (1)	101,620
11,000	Chicago Bridge & Iron Co. N.V.	509,850
14,400	CLARCOR, Inc.	688,032
8,300	Clean Harbors, Inc. *	456,583
24,700	Danaher Corp.	1,380,730
38,000	Donaldson Co., Inc.	1,247,920
7,000	Eaton Corp. PLC	379,400
4,400	Esterline Technologies Corp. *	279,884
10,000	Fastenal Co.	466,900
8,800	FedEx Corp.	807,136
9,200	Graco, Inc.	473,708
12,712	HEICO Corp.	568,989
18,200	IDEX Corp.	846,846
10,800	IHS, Inc. Class A *	1,036,800
11,323	Iron Mountain, Inc.	351,579
5,600	ITT Corp.	131,376
8,000	J.B. Hunt Transport Services, Inc.	477,680
11,300	Kansas City Southern	943,324

4	See Notes to Financial Statements.

¢	Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2012
Shares		Value
Industrials — 23.5% (Continued)
18,800	Kirby Corp. *	$1,163,532
9,000	L-3 Communications Holdings, Inc.	689,580
3,000	Middleby Corp. (The) *	384,630
12,000	Parker Hannifin Corp.	1,020,720
7,500	Precision Castparts Corp.	1,420,650
15,000	Republic Services, Inc.	439,950
93,200	Rollins, Inc.	2,054,128
15,400	Roper Industries, Inc.	1,716,792
15,100	Stericycle, Inc. *	1,408,377
17,000	Toro Co. (The)	730,660
10,400	Union Pacific Corp.	1,307,488
14,100	United Technologies Corp.	1,156,341
7,000	Valmont Industries, Inc.	955,850
5,800	W.W. Grainger, Inc.	1,173,746
2,000	Wabtec Corp.	175,080
30,000	Waste Connections, Inc.	1,013,700
		31,316,743
Information Technology — 9.7%
22,600	Accenture PLC Class A	1,502,900
10,000	Alliance Data Systems Corp. *	1,447,600
7,700	Amphenol Corp. Class A	498,190
4,500	Anixter International, Inc.	287,910
13,600	ANSYS, Inc. *	915,824
13,300	Check Point Software Technologies Ltd. *	633,612
18,300	Cognizant Technology Solutions Corp. Class A *	1,355,115
7,800	Equinix, Inc. *	1,608,360
2,400	Fiserv, Inc. *	189,672
2,800	MasterCard, Inc. Class A	1,375,584
8,100	MICROS Systems, Inc. *	343,764
3,000	Netgear, Inc. *	118,260
12,400	Open Text Corp. *(1)	692,788
7,100	Salesforce.com, Inc. *	1,193,510
8,800	WEX, Inc. *	663,256
		12,826,345
Materials — 12.3%
3,600	Airgas, Inc.	328,644
6,500	Albemarle Corp.	403,780
22,200	Ball Corp.	993,450
5,100	CF Industries Holdings, Inc.	1,036,116
38,800	Crown Holdings, Inc. *	1,428,228
10,400	Cytec Industries, Inc.	715,832
17,000	Ecolab, Inc.	1,222,300
31,000	FMC Corp.	1,814,120
7,200	NewMarket Corp.	1,887,840
12,200	Packaging Corp. of America	469,334
13,000	Praxair, Inc.	1,422,850
14,000	Scotts Miracle-Gro Co. (The) Class A	616,700
3,700	Sherwin-Williams Co. (The)	569,134
15,100	Sigma-Aldrich Corp.	1,111,058
31,600	Silgan Holdings, Inc.	1,314,244
16,000	Valspar Corp. (The)	998,400
		16,332,030
Telecommunication Services — 0.8%
15,400	Crown Castle International Corp. *	1,111,264

Shares		Value
Utilities — 2.0%
11,500	ITC Holdings Corp.	$884,465
18,000	ONEOK, Inc.	769,500
28,300	Questar Corp.	559,208
13,200	Wisconsin Energy Corp.	486,420
		2,699,593
	Total Common Stocks (Cost $85,962,252)	130,030,631

Principal Amount		Value

Short-Term Investments — 4.0%
Repurchase Agreements — 2.0%
$2,700,000	With Morgan Stanley, 0.15%, dated 12/31/12, due 01/02/13, delivery value $2,700,023 (collateralized by $2,760,000 U.S. Treasury Notes 0.125% due 12/31/13, with a value of $2,758,402)	2,700,000
Investments of Cash Collateral for Securities on Loan — 2.0%
Joint Repurchase Agreements — 2.0%
1,119,121	Joint Repurchase Agreement with Morgan Stanley, 0.18%, dated 12/31/12, due 01/02/13, delivery value $1,119,132 (collateralized by $1,141,504 U.S. Treasury Notes 2.750% - 3.250% due 07/31/16 - 02/15/19, with a value of $1,130,064)	1,119,121
359,717	Joint Repurchase Agreement with Barclays, 0.20%, dated 12/31/12, due 01/02/13, delivery value $359,721 (collateralized by $366,912 U.S. Treasury Note 2.000% due 01/31/16, with a value of $364,028)	359,717
1,159,090	Joint Repurchase Agreement with Credit Suisse First Boston, 0.20%, dated 12/31/12, due 01/02/13, delivery value $1,159,102 (collateralized by $1,182,380 U.S. Treasury Note 3.625% due 08/15/19, with a value of $1,168,753)	1,159,090
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,637,928)	2,637,928
	Total Short-Term Investments (Cost $5,337,928)	5,337,928
	Total Investments — 101.8% (Cost $91,300,180)	135,368,559
Excess Of Liabilities Over Cash And Other Assets — (1.8%)		(2,341,848)

See Notes to Financial Statements.	5

¢	Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2012
Principal Amount	Value
Net Assets — 100.0%	$133,026,711
Net Asset Value Per Outstanding Share ($133,026,711 ÷ 9,190,057 shares outstanding)	$14.48

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2012, the market value of the securities on loan was $2,783,121.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

6	See Notes to Financial Statements.

¢	Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2012
ASSETS:
Investment securities, at value (Cost - $85,962,252) (securities on loan, at value, $2,783,121)	$130,030,631
Repurchase agreement (Cost - $5,337,928)	5,337,928
Cash	373,634
Receivable for securities sold	129,979
Interest and dividends receivable	54,732
Other receivables	21,932
Receivable for securities lending income	6,770
Receivable for capital shares sold	480
Total Assets	135,956,086
LIABILITIES:
Payable upon return of securities on loan	2,745,927
Payable for capital shares redeemed	48,225
Accrued expenses:
Advisory fee	56,495
Service and distribution plan fees	28,255
Directors’ fees and expenses	584
Other	49,889
Total Liabilities	2,929,375
Net Assets	$133,026,711
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 9,190,057 shares)	$9,190,057
Additional paid-in capital	151,827,622
Undistributed net investment income	785,762
Accumulated net realized loss on investments and foreign currency	(72,845,097)
Net unrealized appreciation of investments and foreign currency translations	44,068,367
Net Assets	$133,026,711
Net Asset Value Per Outstanding Share ($133,026,711 ÷ 9,190,057 shares outstanding)	$14.48

Statement of Operations

For the Year Ended
December 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $21,467)	$1,925,119
Securities lending income	82,470
Interest	5,084
Total Income	2,012,673
Expenses:
Advisory fee	673,982
Service and distribution plan fees	539,185
Auditing and legal fees	98,892
Custodian fees	30,563
Directors’ fees and expenses	29,628
Insurance	19,998
Printing and postage	14,109
Other	20,269
Total Expenses Before Fees Waived and Custody Credits	1,426,626
Less: Service and Distribution Plan Fees Waived	(202,194)
Less: Custody Credits	(310)
Net Expenses	1,224,122
Net Investment Income	788,551
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	9,326,694
Change in Net Unrealized Appreciation/ (Depreciation)	8,918,541
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	18,245,235
NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,033,786

See Notes to Financial Statements.	7

¢	Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Years Ended December 31,
	2012	2011
Operations:
Net investment income (loss)	$788,551	$(11,400)
Net realized gain on investments and foreign currency	9,326,694	16,209,107
Change in net unrealized appreciation/(depreciation)	8,918,541	(9,371,095)
Net increase in net assets from operations	19,033,786	6,826,612

Capital Share Transactions:
Proceeds from sale of shares	2,546,309	7,775,135
Cost of shares redeemed	(17,582,344)	(20,291,349)
Net decrease in net assets from capital share transactions	(15,036,035)	(12,516,214)

Total Increase/(Decrease) in Net Assets	3,997,751	(5,689,602)

NET ASSETS:
Beginning of year	$129,028,960	$134,718,562
End of year	$133,026,711	$129,028,960
Undistributed (accumulated) net investment income/(loss), at end of year	$785,762	$(369)

8	See Notes to Financial Statements.

¢	Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$12.56	$11.96	$9.72		$8.75	$21.36
Income from investment operations:
Net investment income/(loss)	0.09	— (1)	—	(1)	(0.01)	(0.03)
Net gains or (losses) on securities (both realized and unrealized)	1.83	0.60	2.48		0.98	(9.09)
Total from investment operations	1.92	0.60	2.48		0.97	(9.12)
Less distributions:
Dividends from net investment income	—	—	(0.01)		—	—
Distributions from net realized gains	—	—	(0.23)		—	(3.49)
Total distributions	—	—	(0.24)		—	(3.49)
Net asset value, end of year	$14.48	$12.56	$11.96		$9.72	$8.75
Total return*	15.29%	5.02%	25.75%		11.09%	(49.27)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$133,027	$129,029	$134,719		$124,701	$127,166
Ratio of expenses to average net assets(2)	1.06%	1.06%	1.05	%(3)	1.06%	1.00%
Ratio of expenses to average net assets(4)	0.91%	0.91%	0.85	%(5)	0.91%	0.84%
Ratio of net investment income/(loss) to average net assets	0.58%	(0.01)%	0.09%		(0.08)%	(0.19)%
Portfolio turnover rate	11%	25%	27%		121%	272%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)	Amount is less than $.01 per share.
(2)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers, would have been 0.99% for the year ended December 31, 2008, and would have been unchanged for the other years shown.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(4)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(5)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.	9

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2012

1.	Significant Accounting Policies

          Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Value Line Timeliness Ranking System.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences could be material.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

          The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 – Inputs that are unobservable.

          Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

          The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$130,030,631	$0	$0	$130,030,631
Short-Term Investments	0	5,337,928	0	5,337,928
Total
Investments in Securities	$130,030,631	$5,337,928	$0	$135,368,559

          The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

          For the year ended December 31, 2012, there was no significant transfer activity between Level 1 and Level 2.

          For the year ended December 31, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2012

          In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards. The ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013. The Fund’s management is evaluating the effect of this guidance on the financial statements.

(D) Federal Income Taxes

          It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

          Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2009 through December 31, 2012), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions

          It is the Fund’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation

          The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(H) Representations and Indemnifications

          In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(I) Foreign Taxes

          The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

11

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2012

(J) Securities Lending

          Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on cash collateral are included in the Statement of Operations.

          Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

          The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at the year ended had been entered into on December 31, 2012.

          As of December 31, 2012, the Fund loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
$2,783,121	$2,745,927	$2,849,177

(K) Subsequent Events

          Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2.	Capital Share Transactions, Dividends and Distributions

          Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	185,746	603,741
Shares redeemed	(1,270,948)	(1,596,163)
Net decrease	(1,085,202)	(992,422)

3.	Purchases and Sales of Securities

          Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2012
Purchases:
Investment Securities	$14,872,930
Sales:
Investment Securities	$28,941,711

4.	Income Taxes

          At December 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$91,439,693
Gross tax unrealized appreciation	$44,699,780
Gross tax unrealized depreciation	(770,914)
Net tax unrealized appreciation on investments	$43,928,866
Capital loss carryforward, expires
December 31, 2016	$16,648,099
December 31, 2017	$56,057,485
Undistributed ordinary income	$785,762

          During the year ended December 31, 2012, as permitted under federal income tax regulations, the Fund utilized $9,065,518 of capital loss carryforwards.

12

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2012

          On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President. Under the Act, net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

          To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

          It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

          The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.

          Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased accumulated net investment loss by $2,420 and increased accumulated realized loss by $2,420. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and REITs.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

          An advisory fee of $673,982 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2012. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

          The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2012, fees amounting to $539,185, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through June 30, 2013, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2012, the fees waived amounted to $202,194. The Distributor has no right to recoup previously waived amounts.

          For the year ended December 31, 2012, the Fund’s expenses were reduced by $310 under a custody credit arrangement with the custodian.

          Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

          Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

13

¢	Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 15, 2013

14

¢	Value Line Centurion Fund, Inc.

Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

          In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, including a comparison to a peer group of funds consisting of the Fund and all multi-cap growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as selected, classified and prepared objectively by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rate, Rule 12b-1 fee rate, and the rate of other non-management expenses, to those of a peer group of funds consisting of the Fund and 13 other multi-cap growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other multi-cap growth funds underlying variable insurance products (excluding outliers), as selected, classified and prepared objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser, and the Adviser’s and the Distributor’s profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or the Distributor; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

1
For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). Likewise, for periods prior to December 23, 2010, the term “Distributor” refers to the predecessor entities of the Fund’s current distributor, EULAV Securities LLC (the “Distributor”), which were EULAV Securities, Inc. and Value Line Securities, Inc.

15

¢	Value Line Centurion Fund, Inc.

Annual Report (unaudited)

          The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2012. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2012 was below the performance of the Performance Universe average and the Lipper Index.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) continuity of the Adviser’s staff attributable in part to its actions previously taken to attract and retain personnel, including its prior improvements to employee benefit programs and increased base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average and the Expense Universe average. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

          The Board also considered the Fund’s total expense ratio relative to those of funds in its Expense Group and Expense Universe. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2013. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Fund’s average daily net assets for the one-year period ending June 30, 2013. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the Fund’s expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

16

¢	Value Line Centurion Fund, Inc.

Annual Report (unaudited)

          Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds, and better use of the Adviser’s resources. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

17

¢	Value Line Centurion Fund, Inc.

Form N-Q

          The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

          A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

18

¢	Value Line Centurion Fund, Inc.

Management Information

          The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 11 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Interested Director*

Mitchell E. Appel YOB: 1970 Other Directorships: None	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956 Other Directorships: Burnham Investors Trust, since 2004 (4 funds)	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931 Other Directorships: None	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935 Other Directorships: None	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939 Other Directorships: None	Director	Since 1983	Chairman, Institute for Political Economy.

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949 Other Directorships: None	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954 Other Directorships: None	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).

19

¢	Value Line Centurion Fund, Inc.

Management Information (continued)

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

          The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.
Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

20

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
 (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

               (a) Audit Fees 2012 - $30,270
 Audit Fees 2011 - $29,701

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2012 -$15,518
      Tax Preparation Fees 2011 - $14,265

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

 (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2012 - $2,400
      Aggregate Non-Audit Fees 2011 - $2,400

(h) Not applicable.

Item 11   Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

  (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2013